UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2022

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota			001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

13200 Pioneer Trail	Eden Prairie	Minnesota		55347
(Address of Principal Executive Offices)				(Zip Code)

Registrant's telephone number, including area code:   952-829-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The Reincorporation

Effective January 1, 2022, Winnebago Industries, Inc. (the “Company”) changed its state of incorporation from the State of Iowa to the State of Minnesota (the “Reincorporation”) pursuant to a plan of reincorporation, dated as of October 13, 2021 (the “Plan of Reincorporation”). The Reincorporation was approved by shareholders at the Company’s 2021 Annual Meeting of Shareholders held on December 14, 2021.

Effects of the Reincorporation

Upon the effectiveness of the Reincorporation:

● the affairs of the Company ceased to be governed by the Iowa Business Corporation Act (the “IBCA”), the Company’s existing Articles of Incorporation (the “Iowa Articles”), and the Company’s existing By-Laws (the “Iowa By-Laws”), and the affairs of the Company became subject to the Minnesota Business Corporation Act (the “MBCA”), the new Articles of Incorporation (the “Minnesota Articles”) and the new Bylaws (the “Minnesota Bylaws”);

● the resulting Minnesota corporation (the “Minnesota Company”) is for all purposes the same entity as the Company and, specifically, (i) all property owned by, and every contract right possessed by, the Company are the property and contract rights of the Minnesota Company, and (ii) all debts, obligations and other liabilities of the Company are the debts, obligations, and other liabilities of the Minnesota Company;

● each outstanding share of the Company’s common stock has been reclassified into shares of the Minnesota Company’s common stock, and each outstanding option, warrant or other right to acquire shares of the Company’s common stock continues to be an outstanding option, warrant or other right to acquire shares of the Minnesota Company’s common stock on the same terms;

● each employee benefit plan, incentive compensation plan or other similar plan of the Company continues to be an employee benefit plan, incentive compensation plan or other similar plan of the Minnesota Company without change;

● each director and officer of the Company continues to hold his or her respective office with the Minnesota Company; and

● the name of the Minnesota Company remains Winnebago Industries, Inc., its ticker symbol remains “WGO” and its CUSIP number is unchanged.

Certain rights of the Company’s shareholders were also changed as a result of the Reincorporation, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 1, 2021 (the “2021 Proxy Statement”), under the section entitled “Proposal 4 – Approval of the Reincorporation of the Company from Iowa to Minnesota – Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation, “ which description is incorporated in its entirety herein by reference.

The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company, although the Company separately announced that it was moving its headquarters and principal executive offices from Iowa to Minnesota effective December 1, 2021.

The Articles and Bylaws of the Company and the Minnesota Company

The provisions of the Minnesota Articles and the Minnesota Bylaws are similar in substance to those of the Iowa Articles and the Iowa Bylaws in most respects. The differences under the incorporation documents, the IBCA and the MBCA include but are not limited to:

● Under the MBCA, vacancies on the Company’s Board of Directors (the “Board”) will be filled by a majority of the remaining directors of the Board; whereas, under the IBCA, shareholders were also permitted to fill a vacancy on the Board.

● Under the Iowa Bylaws, there were provisions setting forth a formal process for shareholders owning more than 5% of the Company’s stock to recommend director candidates for consideration by the Board; whereas, the Minnesota Bylaws do not include provisions for such formal process.

● Under the IBCA, a special meeting of shareholders may be called by the board of directors, by the persons authorized to call a special meeting by the articles of incorporation or bylaws, or by the holders of at least 10% of all of the shares entitled to vote at a meeting; whereas, in the Minnesota Bylaws and in accordance with the MBCA, special meetings of shareholders may be called by the Chief Executive Officer, the Chief Financial Officer, the Board or any two or more members thereof, or by one or more shareholders holding not less than 10% of the voting power of all shares of the Company, except that a special meeting for considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board for that purpose, must be called by 25% or more of the voting power of all shares of the Company.

● Under the IBCA, shareholders may act by written consent if the written consents are signed by the holders of the outstanding shares having not less than 90% of the votes entitled to be cast at a meeting; whereas, under the MBCA, shareholders may act by written consent as long as they do so unanimously.

● Under the MBCA, shareholders owning 3% of more of the voting power of the Company’s shares may propose an amendment to the Minnesota Articles and Minnesota Bylaws and submit the amendment for shareholder approval without obtaining Board approval, which is not a right provided by the IBCA. Under the MBCA, after the adoption of the initial bylaws, the Board may not amend a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors. The IBCA does not include these bylaw amendment restrictions.

● The business combination statute contained in the MBCA will now apply to the Company, as opposed to the business combination statute contained in the IBCA.

The foregoing descriptions of the Minnesota Articles and Minnesota Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Minnesota Articles and Minnesota Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

More information about the differences between the Minnesota Articles and the Minnesota Bylaws and the Iowa Articles and the Iowa Bylaws may be found in the 2021 Proxy Statement under the section entitled “Proposal 4 – Approval of the Reincorporation of the Company from Iowa to Minnesota – Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation.”

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Articles of Incorporation of Winnebago Industries, Inc., effective January 1, 2022
3.2	Bylaws of Winnebago Industries, Inc., effective January 1, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	January 5, 2022	By:	/s/ Stacy L. Bogart
		Name:	Stacy L. Bogart
		Title:	Senior Vice President, General Counsel, Secretary and Corporate Responsibility